Losses per share	6 Months Ended
Jun. 30, 2012
Losses per share [Abstract]
Losses per share
(Expressed in thousands of United States Dollars - except for share and per share data, unless otherwise stated)

10.     Losses per share:

All shares issued (including non-vested shares) have the right to receive dividends with the non-vested shares receiving forfeitable dividend until their vesting. For the purposes of calculating basic earnings/(losses) per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed. Basic earnings/(losses) per common share are computed by dividing net income/(loss) available to common stockholders by the weighted average number of common shares outstanding during the period.

Diluted earnings/(losses) per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. For the purposes of calculating basic earnings/ (losses) per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed. Dividends declared during the period for non vested shares are deducted from (added to) the net income/ (loss) reported for purposes of calculating net income/ (loss) available to/ (assumed by) common stockholders for the computation of basic earnings/ (losses) per share.

The Company had no dilutive securities during the six month periods ended June 30, 2011 and 2012 as the effect of the unvested shares of restricted stock (1,799,586 and 5,280,385 shares at June 30, 2011 and 2012, respectively), share issuable upon the exercise of the 2,700,000 warrants and any other potentially issuable shares as part of the Back Stop agreement would have an anti dilutive effect on the basis of the reported loss for the period.

The Company calculates the number of shares outstanding for the calculation of basic and diluted losses per share as follows:

	Six-months ended June 30,
	2011	2012
Net loss for Basic and Diluted losses per share
Net loss attributable to Excel Maritime Carriers Ltd. for the period	$(17,021)	$(70,013)

Weighted average number of shares, basic	83,730,845	88,723,937
Weighted average number of shares, diluted	83,730,845	88,723,937

Losses per common share, basic	$(0.20)	$(0.79)
Losses per common share, diluted	$(0.20)	$(0.79)

In relation to the Convertible Senior Notes due in fiscal year 2027, upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of its Class A common stock or a combination of cash and shares of its Class A common stock.  The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Excel Class A common shares. Based on this presumption, and in accordance with ASC 260 "Earnings Per Share", any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted losses per share presented above. Any shares to be issued upon conversion would have an anti-dilutive effect in the computation of Loss per share for the six month periods ended June 30, 2011 and 2012 respectively.